UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2004

ANNUITY AND LIFE RE (HOLDINGS), LTD.

(Exact Name of Registrant as Specified in Charter)

Bermuda	1-16561	Not Applicable

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cumberland House, 1 Victoria Street, Hamilton, Bermuda	HM 11

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 296-7667

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition.

     The following information, furnished under “Item 12. Results of Operations and Financial Condition,” shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

     On March 8, 2004, Annuity and Life Re (Holdings), Ltd. (the “Company”) issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release disclosed the Company’s financial results for the three and twelve month periods ended December 31, 2003. In addition, the press release reported that the Company would restate its financial results for the three and nine month periods ended September 30, 2003 to correct an accounting error related to its annuity reinsurance contract with Transamerica Occidental Life Insurance Company.

     Also on March 8, 2004, the Company posted on its website unaudited supplemental financial information, which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNUITY AND LIFE RE (HOLDINGS), LTD.
Date: March 8, 2004	By:	/s/ John F. Burke
John F. Burke
Chief Executive Officer and President

EXHIBIT INDEX

99.1	Press Release dated March 8, 2004

99.2	Unaudited Supplemental Financial Information